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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                  JUNE 1, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                            CONCUR TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


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
        DELAWARE                       000-25137                   91-1608052
------------------------       ------------------------       -------------------
(State of incorporation)       (Commission file number)        (I.R.S. Employer
                                                              Identification No.)
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                              6222 185TH AVENUE NE
                            REDMOND, WASHINGTON 98052
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (425) 702-8808
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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                                    CONTENTS

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
Item 2:   Acquisition or Disposition of Assets................................ 2

Item 7:   Financial Statements and Exhibits .................................. 4

Signatures ................................................................... 6

Exhibits...................................................................... 7


ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

     On June 1, 1999 (before the opening of business), Concur Technologies, Inc.
("Concur"), acquired Seeker Software, Inc., a Delaware corporation ("Seeker"), through a merger of a wholly-owned subsidiary of Concur with and into Seeker
(the "Merger"), whereby Seeker became a wholly-owned subsidiary of Concur.

     Issuance of Concur Common Stock.

     Pursuant to the Merger, each outstanding share of Common Stock, Series A
Preferred Stock, Series B Preferred Stock and Series C Preferred stock of
Seeker, other than dissenting shares, was converted into 0.167833 (the "Exchange
Ratio") of a share of Concur Common Stock. As a result, approximately 20,028,123 shares of Seeker capital stock outstanding immediately prior to the Merger were converted into approximately 3,361,379 shares of Concur Common Stock, subject to any exercise of appraisal rights. In addition, warrants to purchase 459,466 shares of Seeker Preferred Stock were converted pursuant to the Merger on a net exercise basis, at the Exchange Ratio, into approximately 58,576 shares of Concur Common Stock, subject to any exercise of appraisal rights. As provided in the Agreement and Plan of Reorganization (the "Plan"), Concur has withheld 10% of the shares issued in the Merger and placed those shares in an escrow that has been established (the "Escrow") to secure certain indemnification obligations under the Plan. The Escrow is expected to terminate on the earlier of (i) the date on which the audited financial statements of Concur for the fiscal year ended September 30, 1999, together with a report thereon by Concur's independent auditors, is first released to the public or (ii) June 1, 2000, expect that the Escrow will remain open after the expected termination date to the extent that any claim made against the Escrow remains outstanding.

     The issuance of shares in the Merger was not registered under the Securities Act, in reliance upon the exemption from the registration requirement for nonpublic offerings, and resale of the shares is restricted under the Securities Act. Concur has agreed to file a shelf registration statement on Form
S-1 registering the resale of the shares until June 1, 2000, at which time the one-year holding period of Rule 144 will have expired so that the shares may be resold under Rule 144 if the other requirements of that rule are met. Resale of the shares under the shelf registration statement will be subject to a number of restrictions, including the following:

     (i) holders of the shares covered by the shelf registration must sign the Shelf Registration Agreement;


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     (ii)   before selling shares under the shelf registration, a stockholder must notify Concur of the proposed sale and give Concur the opportunity to update the shelf registration prospectus, if necessary, or, under certain circumstances, to suspend use of the shelf registration for certain limited periods;

     (iii) during the first three-month period following the effective date of the shelf registration, stockholders will be permitted to sell under the shelf registration no more than 15% of their registered shares
            (with certain exceptions);

     (iv) during the next three-month period, stockholders will be permitted to sell under the shelf registration no more than an additional 15%
            (plus any unsold allotment from the first three-month period);

     (v) during the next three-month period (or until June 1, 2000, whichever occurs first), stockholders will be permitted to sell under the shelf registration no more than an additional 10% (plus any unsold allotments from the earlier periods);

     (vi) during any remaining period prior to June 1, 2000, stockholders will be permitted to sell under the shelf registration no more than an additional 10% (plus any unsold allotments from the earlier periods);

     (vii) all sales of shares by any stockholder under the shelf registration in excess of 1,000 shares in any week must be made through BancBoston Robertson Stephens Inc., Hambrecht & Quist LLC, U.S.
            Bancorp Piper Jaffray Inc. or any broker (if other than the foregoing) that is one of the three largest market makers in Concur
            Common Stock during the preceding 90 days; and

     (viii) if a stockholder sells any shares in an underwritten public offering pursuant to the Third Amended and Restated Rights Agreement, certain adjustments will be made to the periodic allotments referred to in
            (iii) above.

     Certain former principal stockholders of Seeker have the opportunity to enter into Concur's Third Amended and Restated Rights Agreement whereby they will have certain demand and piggyback registration rights.

     The parties intend the Merger to qualify as a pooling of interests for accounting purposes and, as a result, the officers, directors and principal stockholders of each company have agreed not to sell their shares of Concur
Common Stock (or reduce their risk with respect to such shares) until the first
30 days of operations of Concur following the Merger have been publicly announced.

     Conversion of Stock Options.

     Options to acquire approximately 3,966,041 shares of Seeker Common Stock outstanding under Seeker's stock option plan were converted into options to purchase approximately 665,633 shares of Concur Common Stock, based on the Exchange Ratio. The Concur options that result from conversion of the Seeker options (the "Concur Options") are deemed to be issued


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under Concur's 1998 Equity Incentive Plan and, accordingly, resale of the shares of Concur Common Stock that are issued upon exercise of the Concur Options will be registered under Concur's existing Form S-8 registration statement.
Notwithstanding that registration, resale of the shares issued upon exercise of the Concur Options will not be permitted until the shelf registration referred to above becomes effective and, from then until June 1, 2000, resale of those shares will be limited in essentially the same manner as resale of the shares registered under the shelf registration is limited (as described above).

     As long as the Escrow (described above) continues, 10% of any shares purchased upon the exercise of Concur Options will be placed in the Escrow and will be subject to its terms. The percentage placed in Escrow will be reduced if, at the time of issuance, a portion of the escrowed shares had previously been released.

     The summary of the Plan and related agreements set forth above is qualified by reference to the Plan and related agreements which are attached as Exhibits
2.1, 4.1, 4.2 and 4.3 to this report on Form 8-K.


ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     It is impracticable for Concur currently to provide the required financial statements for Seeker called for by Item 7(a). Pursuant to paragraph (a)(4) of
Item 7 of Form 8-K, the financial statements of Seeker required to be filed under paragraph (a) of this Item 7 will be filed as soon as practicable, but not later than required by Item 7 of Form 8-K.

     (b)  PRO FORMA FINANCIAL INFORMATION.

     It is impracticable for Concur currently to provide the pro forma financial information with respect to the acquisition of Seeker by Concur called for by this Item 7(b). Pursuant to paragraphs (b)(2) and (a)(4) of Item 7, the pro forma financial statements required to be filed under paragraph (b) of this Item
7 will be filed as soon as practicable, but not later than required by paragraphs (b)(2) and (a)(4) of Item 7 of Form 8-K.

     (c)  EXHIBITS

     The following exhibits are filed herewith:

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        2.1    Agreement and Plan of Reorganization, dated as of May 26, 1999, among the Registrant, ConStar Acquisition Corp. and Seeker
               Software, Inc., including the following exhibits: Exhibit A,
               Shelf Registration Agreement (filed as Exhibit 4.1); Exhibit B,
               Amended and Restated Registration Rights Agreement (filed as
               Exhibit 4.2); Exhibit C, Escrow Agreement (filed as Exhibit 4.3);
               Exhibit D, Forms of Tax Representation Certificates; Exhibit E,
               Form of Company Stockholder Consent; and Exhibit F, Form of
               Company Affiliate Agreement.
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        3.1    Amended and Restated Certificate of Incorporation. (Incorporated
               by reference to Exhibit 4.03 to the Registration Statement on
               Form S-8 (File No. 333-70455 effective January 12, 1999).)

        3.2 Bylaws. (Incorporated by reference to Exhibit 3.04 to the Registrant's Registration Statement on Form S-1 (File No.
               333-62299, originally filed August 26, 1998).)

        4.1    Shelf Registration Agreement, dated as of May 26, 1999, among the
               Registrant and signatories who were stockholders of Seeker
               Software, Inc.

        4.2    Third Amended and Restated Information and Registration Rights
               Agreement, dated as of May 26, 1999, among the Registrant and listed signatories.

        4.3    Escrow Agreement, dated as of May 26, 1999, among the Registrant, representatives of former stockholders and option holders of
               Seeker Software, Inc. and Chase Manhattan Bank and Trust Company.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Concur Technologies, Inc.


Date: June 14, 1999                    By: /s/ Sterling R. Wilson
                                          --------------------------------------
                                          Sterling R. Wilson
                                          Executive Vice President of Operations
                                          and Chief Financial Officer



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                                  EXHIBIT INDEX

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
  NUMBER       DESCRIPTION
  ------       -----------
   2.1         Agreement and Plan of Reorganization, dated as of May 26, 1999, among the Registrant, ConStar Acquisition Corp. and Seeker
               Software, Inc., including the following exhibits: Exhibit A,
               Shelf Registration Agreement (filed as Exhibit 4.1); Exhibit B,
               Amended and Restated Registration Rights Agreement (filed as
               Exhibit 4.2); Exhibit C, Escrow Agreement (filed as Exhibit 4.3);
               Exhibit D, Forms of Tax Representation Certificates; Exhibit E,
               Form of Company Stockholder Consent; and Exhibit F, Form of
               Company Affiliate Agreement.

   3.1 Amended and Restated Certificate of Incorporation. (Incorporated by reference to Exhibit 4.03 to the Registration Statement on Form S-8 (File No. 333-70455 effective January 12, 1999).)

   3.2 Bylaws. (Incorporated by reference to Exhibit 3.04 to the Registrant's Registration Statement on Form S-1 (File No.
               333-62299, originally filed August 26, 1998).)

   4.1         Shelf Registration Agreement, dated as of May 26, 1999, among the
               Registrant and signatories who were stockholders of Seeker
               Software, Inc.

   4.2         Third Amended and Restated Information and Registration Rights
               Agreement, dated as of May 26, 1999, among the Registrant and listed signatories.

   4.3 Escrow Agreement, dated as of May 26, 1999, among the Registrant, representatives of former stockholders and option holders of Seeker Software, Inc. and Chase Manhattan Bank and Trust Company.


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